MML SERIES INVESTMENT FUND II

This Prospectus describes the following Funds.

•	MML Money Market Fund

seeks to maximize current income, preserve capital and maintain liquidity by investing in money market instruments.

•	MML Inflation-Protected and Income Fund (formerly known as MML Inflation-Protected Bond Fund)

seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing primarily in inflation-indexed bonds and other income-producing securities.

•	MML Managed Bond Fund

seeks a high rate of return consistent with capital preservation, by investing primarily in investment grade, publicly-traded, fixed income securities.

•	MML Blend Fund

seeks a high total rate of return over time consistent with prudent investment risk and capital preservation, by investing in equity, fixed income and money market securities.

•	MML Equity Fund

seeks to achieve a superior rate of return over time from both capital appreciation and current income and to preserve capital by investing in equity securities.

•	MML Enhanced Index Core Equity Fund

seeks to outperform the total return performance of the S&P 500® Index1, while maintaining risk characteristics similar to those of the benchmark.

•	MML Small Cap Equity Fund

seeks long-term growth of capital and income by investing primarily in small company stocks.

•	MML Small Company Opportunities Fund

seeks long-term capital appreciation by investing in common stocks of smaller, faster-growing companies.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

1 “Standard & Poor’s®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS

May 1, 2008, revised as of September 2, 2008

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Summary Information

MML Series Investment Fund II (the “Funds” or the “Trust”) provides a broad range of investment choices across the risk/return spectrum. The summary pages that follow describe each Fund’s:

•	Investment objectives.

•	Principal Investment Strategies and Risks. A “Summary of Principal Risks” of investing in the Funds begins on page 20.

•	Investment return over the past ten years, or since inception if the Fund is less than ten years old.

•	Average annual total returns for the last one-, five- and ten-year periods (or, shorter periods for newer Funds) and how the Fund’s performance compares to that of a comparable broad-based index.

•	Fees and Expenses.

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance is not an indication of future performance.  There is no assurance that a Fund’s investment objective will be achieved, and you can lose money by investing in the Funds.

In all cases, investment returns assume the reinvestment of dividends and capital gains distributions.

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MML Money Market Fund (Service Class shares not currently available)

Investment Objectives

This Fund’s investment objectives are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.

Principal Investment Strategies and Risks

The Fund invests in high quality debt instruments that have a remaining maturity not exceeding 397 days. The Fund invests principally in the following types of short-term securities:

•	commercial paper and other corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities; and

•	certificates of deposit and bankers’ acceptances.

Securities issued by U.S. Government agencies or instrumentalities may not be guaranteed by the U.S. Treasury.

It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s policy is to invest, at the time of purchase, at least 95% of its net assets in Tier 1 securities and no more than 5% of its net assets in Tier 2 securities. In certain circumstances, unrated securities may qualify as Tier 1 or Tier 2 securities if the Fund’s Sub-Adviser, Babson Capital Management LLC (“Babson Capital”), determines that such securities are of comparable quality to Tier 1 or Tier 2 securities.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk and Leveraging Risk.

These Risks are described beginning on page 20.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 1.57% for the quarter ended December 31, 2000 and the lowest was 0.12% for the quarters ended December 31, 2003, March 31, 2004 and June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2007)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Money Market Fund Initial Class	4.72%	2.65%	3.41%
MML Money Market Fund Service Class	4.47%	2.40%	3.16%

Lipper Taxable Money Market Fund Index(2)	4.76%	2.65%	3.40%

(1) Initial Class performance for periods prior to May 2, 2005 is that of the corresponding series of MML Series Investment Fund, the predecessor to the Fund. Performance for Service Class shares of the Fund is based on Initial Class shares, adjusted to reflect Service Class expenses. Service Class shares of the Fund commenced operations on August 15, 2008.

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(2) Lipper Taxable Money Market Fund Index is an unmanaged index of taxable money market mutual funds. The Index does not incur expenses or reflect any deduction for taxes and it cannot be purchased directly by investors.

The Fund’s 7-day yield on December 31, 2007 was 3.64%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.49%	.49%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.07%	.07%	(3)
Total Annual Fund Operating Expenses	.56%	.81%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$57	$179	$313	$701
Service Class	$83	$259	$450	$1,002

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2007.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first fiscal year.

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MML Inflation-Protected and Income Fund

Investment Objective

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund invests in a portfolio of securities expected to provide an attractive rate of real return. “Real return” is the portfolio’s total return (before expenses) less the estimated rate of inflation, measured using the Consumer Price Index for Urban Consumers (the “CPI-U”).

The Fund will normally invest at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund’s Sub-Adviser, Babson Capital will construct a portfolio of inflation-indexed and other income-producing securities, and other financial instruments, including derivatives, designed by Babson Capital to meet the real return objective of the Fund. The Fund may hold a portion of its assets in cash.

The Fund will invest in inflation-indexed bonds of various maturities issued by the U.S. and non-U.S. governments or their agencies or instrumentalities, or by government-sponsored enterprises, or by corporations. Inflation-indexed bonds are structured to provide protection against inflation: the bond’s principal is typically adjusted to track changes in an official inflation measure. Inflation-indexed bonds issued by the U.S. Treasury are typically indexed to the CPI-U; inflation-indexed bonds issued by other governmental entities or by private issuers may be tied to other indices. The Fund may also invest in other income-producing securities of any kind, issued by governmental or private issuers.

The Fund expects to enter into reverse repurchase agreements or may use other investment techniques such as dollar rolls or forward commitments, in an aggregate amount up to the value of the Fund’s total net assets. The Fund may invest the proceeds from such transactions in additional inflation-indexed securities or other income-producing securities, such as, but not limited to, corporate bonds and notes, U.S. and non-U.S. government and agency or instrumentality bonds, money market instruments, and mortgage-related and asset-backed securities. The Fund may, alternatively or in addition, engage in derivative transactions that may have a similar effect. Derivative transactions may include, but are not limited to, total return swaps, credit default swaps, interest rate swaps, options, futures contracts and other derivative instruments. The Fund would engage in the investment techniques described in this paragraph in order to reduce tracking error of the portfolio against the Fund’s benchmark index, the Lehman U.S. Treasury Inflation Protected Securities Index, and potentially to earn additional income.

The Fund’s use of the investment techniques described in the preceding paragraph will have the effect of creating investment leverage in the Fund. Babson Capital will invest any cash proceeds of leverage-creating transactions in securities that it believes have the potential to provide current income with limited risk of loss of principal. There can, of course, be no assurance that the Fund’s use of leverage will have the effect of enhancing the Fund’s total rate of real return and it may result in losses.

The Fund will maintain an average credit quality of A or better (determined on the basis of the credit ratings of the Fund’s investments at the time of their purchase).

The Fund may invest up to 20% of its assets in non-U.S. holdings, but will normally (though it will not necessarily) hedge foreign-currency risk back to the U.S. dollar.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk and Leveraging Risk.

These Risks are described beginning on page 20.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the

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Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 4.09% for the quarter ended December 31, 2007 and the lowest was -3.05% for the quarter ended June 30, 2004.

Average Annual Total Returns(1)

(for the periods ended December 31, 2007)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception (8/30/02)
MML Inflation-Protected and Income Fund Initial Class	7.51%	4.63%	4.94%
MML Inflation-Protected and Income Fund Service Class	7.27%	4.37%	4.61%

Lehman U.S. Treasury Inflation Protected Securities Index(2)	11.64%	6.27%	6.50%

(1) Initial Class performance for periods prior to May 2, 2005 is that of the corresponding series of MML Series Investment Fund, the predecessor to the Fund. Performance for Service Class shares of the Fund is based on Initial Class shares, adjusted to reflect Service Class expenses. Service Class shares of the Fund commenced operations on August 15, 2008.

(2) The Lehman U.S. Treasury Inflation Protected Securities Index is an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.57%	.57%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.04%	.04%	(3)
Total Annual Fund Operating Expenses	.61%	.86%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$62	$195	$340	$762
Service Class	$88	$274	$477	$1,061

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2007.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first fiscal year.

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MML Managed Bond Fund

Investment Objective

This Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in investment grade fixed income debt securities, including:

•	U.S. dollar-denominated corporate obligations;

•	securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

•	U.S. dollar-denominated bonds of foreign issuers;

•	Securities subject to resale pursuant to Rule 144A; and

•	mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies or instrumentalities may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities (also known as “junk bonds”). The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund’s Sub-Adviser, Babson Capital, by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations (including mortgage-backed and other asset-backed securities); diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund’s share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, but no more than 15% may be illiquid at the time of purchase. If the Fund purchases a security that is not denominated in U.S. dollars, the Fund will enter into a currency transaction either to hedge the foreign currency risk or effectively convert the debt security to U.S. dollars.

The Fund’s Sub-Adviser intends for the Fund’s duration to match (within 10%) the duration of the Lehman Brothers® Aggregate Bond Index. The Fund’s portfolio “duration” is the average of the periods remaining for payments of principal and interest on the Fund’s debt securities, weighted by the dollar amount of each payment.

The Fund also uses derivative investments for hedging purposes or to seek its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk, Convertible Securities Risk and Lower-Rated Fixed Income Securities Risk.

These Risks are described beginning on page 20.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 4.19% for the quarter ended September 30, 2001 and the lowest was -2.34% for the quarter ended June 30, 2004.

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Average Annual Total Returns(1)

(for the periods ended December 31, 2007)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Managed Bond Fund Initial Class	7.10%	4.71%	5.68%
MML Managed Bond Fund Service Class	6.86%	4.47%	5.43%

Lehman Brothers® Aggregate Bond Index(2)	6.97%	4.42%	5.97%

(1) Initial Class performance for periods prior to May 2, 2005 is that of the corresponding series of MML Series Investment Fund, the predecessor to the Fund. Performance for Service Class shares of the Fund is based on Initial Class shares, adjusted to reflect Service Class expenses. Service Class shares of the Fund commenced operations on August 15, 2008.

(2) The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and it cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.44%	.44%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.02%	.02%	(3)
Total Annual Fund Operating Expenses	.46%	.71%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$47	$148	$258	$579
Service Class	$73	$227	$395	$883

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2007.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first fiscal year.

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MML Blend Fund

Investment Objective

This Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

Principal Investment Strategies and Risks

The Fund’s portfolio consists of three segments:

•	Money Market Segment’s objectives are to achieve high current income and to preserve capital.

•	Bond Segment’s objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

•	Equity Segment’s objective is to achieve a superior rate of return over time from capital appreciation.

The Fund adjusts the mix of investments among these three market segments based on the judgment of the Fund’s Sub-Adviser, Babson Capital, about each segment’s potential for returns related to the corresponding risk. These adjustments normally will be made in a gradual manner over a period of time. Under normal circumstances, at least 30% and no more than 50% of the Fund’s net assets will be invested in the Bond Segment, at least 50% and no more than 70% of the Fund’s net assets will be invested in the Equity Segment, and no more than 30% of the Fund’s net assets will be invested in the Money Market Segment. The portion of the Fund’s assets invested in the Bond Segment may be invested in foreign issuers (including issuers located in emerging markets) and in below investment grade debt securities (also known as “junk bonds”). Some of these investments may be in debt securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, but no more than 15% of the Fund’s net assets may be illiquid. If the Fund purchases a debt security that is not denominated in U.S. dollars, the Fund may enter into a currency transaction either to hedge the foreign currency risk or effectively convert the debt security to U.S. dollars. The portion of the Fund’s assets invested in the Equity Segment will primarily be invested in equity securities of U.S. issuers, although the Fund may also purchase ADRs and securities of foreign issuers that trade on domestic exchanges in the over-the-counter markets. The Fund may also use derivative instruments in implementing its investment strategies (for more information, see “Additional Investment Policies and Risk Considerations—Derivatives Transactions” below). In unusual circumstances, the Fund may, for temporary defensive purposes, invest up to 100% of its total assets in the Money Market Segment. If this temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Prepayment Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Leveraging Risk, Convertible Securities Risk, Lower-Rated Fixed Income Securities Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 20.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 10.17% for the quarter ended June 30, 2003 and the lowest was -9.75% for the quarter ended September 30, 2002.

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Average Annual Total Returns(1)

(for the periods ended December 31, 2007)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Blend Fund Initial Class	5.90%	9.83%	4.10%
MML Blend Fund Service Class	5.65%	9.58%	3.84%

S&P 500® Index(2)	5.49%	12.82%	5.91%
Lehman Brothers® Aggregate Bond Index(3)	6.97%	4.42%	5.97%
Lipper Balanced Fund Index(4)	6.53%	10.33%	6.16%

(1) Initial Class performance for periods prior to May 2, 2005 is that of the corresponding series of MML Series Investment Fund, the predecessor to the Fund. Performance for Service Class shares of the Fund is based on Initial Class shares, adjusted to reflect Service Class expenses. Service Class shares of the Fund commenced operations on August 15, 2008.

(2) The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(3) The Lehman Brothers® Aggregate Bond Index is an unmanaged index of fixed rate investment grade securities with at least one year to maturity, combining the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(4) The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within each of the investment objective categories for the MML Blend Fund. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)		Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.40%		.40%
Distribution and Service (Rule 12b-1) Fees(2)	N/A		.25%
Other Expenses(3)	.04%		.04%	(4)
Total Annual Fund Operating Expenses	.44%	(5)	.69%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$45	$141	$246	$555
Service Class	$70	$221	$384	$859

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2007.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	Other expenses are based on estimated amounts for the first fiscal year.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

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MML Equity Fund

Investment Objectives

This Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

Principal Investment Strategies and Risks

The Fund normally invests at least 80% of its net assets in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund is managed by two Sub-Advisers, each being responsible for a portion of the portfolio, but not necessarily equal weighted.

In selecting securities for purchase or sale by the Fund, OppenheimerFunds, Inc. (“OFI”) selects securities one at a time. This is called a “bottom up approach.” OFI invests in both U.S. securities and up to 25% in foreign securities. OFI uses a fundamental analysis to select securities for the Fund that it believes are undervalued. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, OFI currently considers the following factors when assessing a company’s business prospects:

•	Future supply/demand conditions for its key products,

•	Product cycles,

•	Quality of management,

•	Competitive position in the market place,

•	Reinvestment plans for cash generated, and

•	Better-than-expected earnings reports.

Not all factors are relevant for every individual security.

OFI may consider selling a stock for one or more of the following reasons:

•	The stock price has reached its target,

•	The company’s fundamentals appear to be deteriorating, or

•	Better stock selections are believed to have been identified.

AllianceBernstein L.P. (“AllianceBernstein”), through the investment professionals of its Bernstein Value Equities Unit, takes a “bottom-up” investment approach that is value-based and price-driven, and it relies on the intensive fundamental research of its internal research staff to identify these buying opportunities in the marketplace. AllianceBernstein will invest the portion of the Fund’s assets it manages in the common stocks of large companies that it identifies as having earnings growth potential that may not be recognized by the market at large. AllianceBernstein seeks to identify compelling buying opportunities created when companies are undervalued on the basis of investor reactions to near-term problems or circumstances even though their long-term prospects remain sound. Portfolio holdings will be primarily in U.S. issuers although American Depositary Receipts (“ADRs”) and securities of foreign issuers that trade on domestic exchanges and in the over-the-counter markets also may be purchased. To control tracking error, AllianceBernstein typically holds the largest capitalization securities in the Russell 1000® Value Index. If such securities are ranked toward the bottom of the universe, AllianceBernstein will generally underweight them relative to the benchmark.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Value Company Risk, Leveraging Risk, Convertible Securities Risk, Preferred Stock Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 20.

–  12  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 16.16% for the quarter ended December 31, 1998 and the lowest was -18.16% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2007)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Ten Years
MML Equity Fund Initial Class	4.01%	13.33%	3.96%
MML Equity Fund Service Class	3.76%	13.08%	3.70%

Russell 1000® Value Index(2)	-0.17%	14.63%	7.68%
S&P 500® Index(3)	5.49%	12.82%	5.91%

(1) Initial Class performance for periods prior to May 2, 2005 is that of the corresponding series of MML Series Investment Fund, the predecessor to the Fund. Performance for Service Class shares of the Fund is based on Initial Class shares, adjusted to reflect Service Class expenses. Service Class shares of the Fund commenced operations on August 15, 2008.

(2) The Russell 1000® Value Index is an unmanaged index representative of stocks with a greater than average value orientation among the stocks of the largest 1000 U.S. companies based on capitalization. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

(3) The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors. Going forward, the Fund’s performance will be compared to the Russell 1000 Value Index rather than the S&P 500 Index because the Russell 1000 Value Index more closely represents the Fund’s investment strategy.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)	Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.38%	.38%
Distribution and Service (Rule 12b-1) Fees(2)	N/A	.25%
Other Expenses	.04%	.04%	(3)
Total Annual Fund Operating Expenses	.42%	.67%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$43	$135	$235	$530
Service Class	$68	$214	$373	$835

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2007.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first fiscal year.

–  13  –

MML Enhanced Index Core Equity Fund

Investment Objective

The Fund’s investment objective is to outperform the total return performance of its benchmark index, the S&P 500® Index, while maintaining risk characteristics similar to those of the benchmark.

Principal Investment Strategies and Risks

Under normal market conditions, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the S&P 500 Index, the Fund’s benchmark index. As of February 29, 2008, the range of capitalization of companies included in the S&P 500 Index was $744.23 million to $468.29 billion. The Sub-Adviser to the Fund, Babson Capital, believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund’s benchmark index over time while maintaining risk characteristics similar to the benchmark.

The Sub-Adviser uses quantitative analysis to identify groups of stocks included within the Fund’s benchmark index that the Sub-Adviser believes will outperform or underperform the index. The Sub-Adviser identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, the Sub-Adviser constructs a broadly diversified portfolio by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting is used by the Sub-Adviser in constructing the Fund’s portfolio. The Fund may engage in the active and frequent trading of portfolio securities to achieve its investment objective. Any such active and frequent trading of portfolio securities can generate additional brokerage commissions and expenses for the Fund, which can adversely affect the Fund’s performance.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Growth Company Risk, Leveraging Risk and Portfolio Turnover Risk.

These Risks are described beginning on page 20.

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 14.78% for the quarter ended June 30, 2003 and the lowest was -17.12% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2007)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Year	Since Inception (5/2/01)
MML Enhanced Index Core Equity Fund Initial Class	4.43%	12.53%	4.15%
MML Enhanced Index Core Equity Fund Service Class	4.19%	12.28%	3.85%

S&P 500® Index(2)	5.49%	12.82%	4.26%

(1) Initial Class performance information shown for periods prior to May 2, 2005 is that of the corresponding series of MML Series Investment Fund, the predecessor to the Fund. Performance for Service Class shares of the Fund is based on Initial Class shares, adjusted to reflect Service Class expenses. Service Class shares of the Fund commenced operations on August 15, 2008.

(2) The S&P 500® Index is a widely recognized, unmanaged index representative of common stocks of the larger capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

–  14  –

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)		Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.55%		.55%
Distribution and Service (Rule 12b-1) Fees(2)	N/A		.25%
Other Expenses(3)	.15%		.15%	(4)
Total Annual Fund Operating Expenses	.70%	(5)	.95%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$72	$224	$390	$871
Service Class	$97	$303	$525	$1,166

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2007.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	Other expenses are based on estimated amounts for the first fiscal year.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

–  15  –

MML Small Cap Equity Fund

Investment Objective

This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Principal Investment Strategies and Risks

The Fund invests mainly in common stocks of small-capitalization (“small-cap”) U.S. companies that the Fund’s Sub-Adviser, OFI, believes have favorable business trends or prospects. Normally, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 2000® Index or the S&P SmallCap 600 Index – as of February 29, 2008, between $24.61 million and $7.67 billion. These may include “growth” and/or “value” common stocks and other equity securities. A “value” investment style attempts to find companies whose securities are believed to be undervalued in the marketplace. A “growth” investment style encompasses a search for companies whose earnings are expected to increase at a greater rate than the overall market. The Fund incorporates a blended style of investing combining both growth and value styles. The Fund may also invest in derivatives.

The range of capitalizations of companies included in each index will fluctuate as market prices increase or decrease or as the companies included in an index change. OFI will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in either index.

In selecting securities for purchase or sale by the Fund, OFI uses an investment process that combines quantitative models, fundamental research about particular securities and individual judgment. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general, the selection process involves the use of:

•

Multi-factor quantitative models: These include a group of “top-down” models that analyze data such as relative valuations, relative price trends, interest rates and the shape of the yield curve. These help direct portfolio emphasis by industries and value or growth styles. A group of “bottom-up” models helps to rank stocks in a universe, selecting stocks for relative attractiveness by analyzing fundamental stock and company characteristics.

•	Fundamental research: OFI uses internal research and analysis by other market analysts, with emphasis on current company news and industry-related events.

•	Judgment: The portfolio is then continuously rebalanced by OFI, based upon the quantitative tools and qualitative factors described above.

In seeking broad diversification of the Fund’s portfolio, OFI currently searches primarily for the following characteristics (although these may vary over time and in different cases):

•	Companies with a small market capitalization.

•	Companies with financial characteristics attractive to OFI’s quantitative models.

•	Companies experiencing positive changes in operations due to enhanced competitive ability and/or beneficial industry trends.

OFI employs a disciplined approach in deciding whether to sell particular portfolio securities based on quantitative models and fundamental research. If a particular stock exhibits the following factors, among others, OFI will consider selling the stock:

•	deterioration in a company’s expected earnings or cash flow;

•	change in valuation as determined by multiple variables including: earnings, cash flow and book value; or

•	analysis of a company’s balance sheet suggests less attractive earnings potential.

In addition, if the reason that OFI originally purchased the stock of a particular company materially changes, then OFI may also decide to sell the stock.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Foreign Investment Risk, Currency Risk, Smaller Company Risk, Growth Company Risk, Value Company Risk, Leveraging Risk, and Portfolio Turnover Risk.

These Risks are described beginning on page 20.

–  16  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 17.19% for the quarter ended June 30, 1999 and the lowest was -16.57% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2007)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year	Five Years	Since Inception (6/1/98)
MML Small Cap Equity Fund Initial Class	-1.20%	10.73%	3.98%
MML Small Cap Equity Fund Service Class	-1.44%	10.47%	3.60%

Russell 2000® Index(2)	-1.56%	16.25%	6.89%

(1) Initial Class performance for periods prior to May 2, 2005 is that of the corresponding series of MML Series Investment Fund, the predecessor to the Fund. Performance for Service Class shares of the Fund is based on Initial Class shares, adjusted to reflect Service Class expenses. Service Class shares of the Fund commenced operations on August 15, 2008.

(2) The Russell 2000® Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)		Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	.65%		.65%
Distribution and Service (Rule 12b-1) Fees(2)	N/A		.25%
Other Expenses(3)	.27%		.27%	(4)
Total Annual Fund Operating Expenses	.92%	(5)	1.17%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$94	$293	$509	$1,131
Service Class	$119	$372	$644	$1,420

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2007.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(4)	Other expenses are based on estimated amounts for the first fiscal year.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

–  17  –

MML Small Company Opportunities Fund

Investment Objective

The Fund’s investment objective is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Sub-Adviser, OppenheimerFunds, Inc. (“OFI”), to be realistically valued.

Principal Investment Strategies and Risks

Under normal circumstances, the Fund will invest substantially all (but no less than 80%) of its net assets in common stocks of smaller companies (companies whose market capitalizations, at the time of purchase by the Fund, are equal to or below the highest capitalization of any company in either the Russell 2000® Index or the S&P SmallCap 600 Index) (as of February 29, 2008, the market capitalization ranges of the indices were $24.61 million to $7.67 billion and $64.79 million to $5.26 billion, respectively). Within that universe, the Fund will invest primarily in equity securities of micro capitalization companies. Micro capitalization companies are those with capitalizations, at the time of initial purchase, of no more than 50% of the weighted average market capitalization of the Russell 2000® Index, measured as of the last time the Index was rebalanced, which is generally June 30 of each year. (This 50% figure was approximately $645 million as of June 30, 2007.) The Fund may also invest, to a lesser extent, in companies with market capitalizations in excess of 50% of the weighted average market capitalization of the Russell 2000® Index. The Sub-Adviser will select investments for the Fund based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

The Sub-Adviser believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. The Sub-Adviser will seek to identify companies that are reasonably valued in relation to the company’s fundamentals.

Although the Fund’s investment process emphasizes fundamental analysis, the Sub-Adviser first uses industry sources and computer screening to narrow the Fund’s investment universe. The Sub-Adviser screens these candidates by looking for low valuations and the potential for earnings acceleration. The Sub-Adviser then makes decisions using fundamental analysis on stocks that come through its initial screens, typically emphasizing an issuer’s competitive position, profit margin improvement potential, historic financial performance and balance sheet strength.

Specifically, the Sub-Adviser typically looks for the following characteristics:

1.	Proven product or service

2.	Leading market share

3.	Sustainable competitive advantage

4.	Strong finances

5.	Low institutional/high insider ownership

6.	Attractive valuation

7.	Potential for improving margins and accelerating earnings

Out of this analysis, the Sub-Adviser selects what it believes to be the best companies for the Fund’s portfolio.

The Fund may purchase stocks in initial public offerings (“IPOs”) and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund’s market capitalization range stated above. The Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 20.

–  18  –

Annual Performance(1)

The bar chart shows the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

Initial Class Shares

During the periods shown above, the highest quarterly return was 21.56% for the quarter ended June 30, 2003 and the lowest was –16.78% for the quarter ended September 30, 2002.

Average Annual Total Returns(1)

(for the periods ended December 31, 2007)

The table shows the risks of investing in the Fund by comparing the Fund’s returns with a broad measure of market performance over different time periods. The returns shown are net of Fund expenses, but do not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. The returns would be lower if those fees and expenses were included.

	One Year		Five Years	Since Inception (5/1/01)
MML Small Company Opportunities Fund Initial Class	-	7.07%	15.00%	11.49%
MML Small Company Opportunities Fund Service Class	-	7.31%	14.75%	11.25%
Russell 2000® Index(2)	-	1.56%	16.25%	8.44%

(1) Initial Class performance information shown for periods prior to May 2, 2005 is that of the corresponding series of MML Series Investment Fund, the predecessor to the Fund. Performance for Service Class shares of the Fund is based on Initial Class shares, adjusted to reflect Service Class expenses. Service Class shares of the Fund commenced operations on August 15, 2008.

(2) Russell 2000® Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The Index does not incur expenses or reflect any deduction for taxes and cannot be purchased directly by investors.

Expense Information

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract.

	Initial Class(1)		Service Class
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (% of average net assets)
Management Fees	1.05%		1.05%
Distribution and Service (Rule 12b-1) Fees(2)	N/A		.25%
Other Expenses	.08%		.08%	(3)
Acquired Fund Fees and Expenses(4)	.01%		.01%
Total Annual Fund Operating Expenses	1.14%	(5)	1.39%

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$116	$362	$628	$1,386
Service Class	$142	$440	$761	$1,669

The Fund does not impose any Shareholder Fees. Therefore, the figures shown would be the same whether you sold your shares at the end of a period or kept them, although this does not include any surrender charges that may be imposed if you withdraw the proceeds from your variable life insurance or variable annuity contract.

(1)	The expenses in the above table are based on expenses for the fiscal year ended December 31, 2007.

(2)	Rule 12b-1 Fees reflect current fees in effect that the Fund’s Board of Trustees has determined not to raise through at least May 2, 2010.

(3)	Other expenses are based on estimated amounts for the first fiscal year.

(4)	Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

(5)	Because Total Annual Fund Operating Expenses include Acquired Fund fees and expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” table in this prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund fees and expenses.

–  19  –

Summary of Principal Risks

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

•	Market Risk

Market risk is the general risk of unfavorable market-induced changes in the value of a security. A Fund is subject to market risk when it invests some or all of its assets in debt securities. Debt securities are obligations of an issuer to pay principal and/or interest at a fixed, variable or floating interest rate over a predetermined period. Payments of principal or interest may be at fixed intervals, only at maturity or upon the occurrence of stated events or contingencies. If interest rates rise close to or higher than the specified rate, those securities are likely to be worth less and the value of the Funds will likely fall. If interest rates fall, most securities held by Funds paying higher rates of interest will likely be worth more, and the Fund’s value will likely increase.

This kind of market risk, also called interest rate risk, is generally greater for debt securities with longer maturities and portfolios with longer durations. “Duration” is the average of the periods remaining for payments of principal and interest on a Fund’s debt securities, weighted by the dollar amount of each payment. It is used to determine the sensitivity of the security’s value to changes in interest rates. Even the highest quality debt securities are subject to interest rate risk. Market risk is generally greater for lower-rated securities or comparable unrated securities.

The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

In the case of stocks and other equity securities (including convertible securities), market risk is the result of a number of factors, including general economic and market conditions, real or perceived changes in the prospects of the security’s issuer, changing interest rates and real or perceived economic and competitive industry conditions. The values of equity securities paying dividends at high rates may be more sensitive to changes in interest rates than are other equity securities.

Funds that maintain substantial exposure to equities and do not attempt to time the market face the possibility that stock market prices in general will decline over short or even extended periods, subjecting these Funds to unpredictable declines in the value of their shares, as well as periods of poor performance. Market risk also includes specific risks affecting the companies whose shares are purchased by the Fund, such as management performance, financial leverage, industry problems and reduced demand for the issuer’s goods or services.

•

Credit Risk.  This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or securities loan, will be, or will be perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations, or that a debt security’s rating will be downgraded by a credit rating agency. There are varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is particularly significant for Funds to the extent they invest in below investment grade securities. These debt securities and unrated securities of similar quality, which are commonly known as “junk bonds,” either have speculative elements or are predominantly speculative investments. Junk bonds may be subject to greater market

Terms appearing in bold type are discussed in greater detail under “Additional Investment Policies and Risk Considerations”. Those sections also include more information about the Funds, their investments and the related risks.

–  20  –

fluctuations and greater risks of loss of income and principal than investment grade securities. A Fund that invests in foreign debt securities is, accordingly, also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

•

Management Risk.  Management risk is the chance that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives. Each Fund’s Sub-Adviser manages the Fund according to traditional methods of active investment management, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. The Sub-Advisers may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. Each Fund’s Sub-Adviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee they will produce the desired result.

Also, the timing of movements from one type of security to another could have a negative effect on the overall investment performance of a Fund. The performance of an investment in certain types of securities may depend more on a Sub-Adviser’s analysis than would be the case for other types of securities.

For Funds with multiple Sub-Advisers, there is no guarantee that the Fund’s investment adviser will make the most advantageous allocation of a Fund’s portfolio between or among a Fund’s multiple sub-advisers.

•

Prepayment Risk.  Prepayment risk is the risk that principal will be repaid at a different rate than anticipated, causing the return on securities to be less than expected when purchased. The interest rate risk described above may be compounded for a Fund to the extent it invests to a material extent in mortgage-related or other asset-backed securities that may be prepaid. These securities have variable maturities that tend to lengthen when interest rates are rising, which typically is the least desirable time for maturities to lengthen. A Fund is also subject to reinvestment risk, which is the chance that cash flows from securities (including securities that are prepaid) will be reinvested at lower rates if interest rates fall.

•

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to sell. The ability of a Fund to dispose of such illiquid securities at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities during periods when the Sub-Adviser would otherwise have sold them. In addition, a Fund, by itself or together with other accounts managed by the Sub-Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. Investments in derivatives, structured assets such as mortgage-backed and asset-backed securities, foreign securities and securities having small market capitalization, substantial market and/or credit risk, and unregistered or restricted securities tend to involve greater liquidity risk.

•

Derivative Risk.  A Fund may, but will not necessarily, use derivatives, which are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap

–  21  –

may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or sub-adviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Non-Diversification Risk.  Diversification is a way for a Fund to reduce its risk. It means that the Fund invests in securities of a broad range of companies. A “non-diversified” fund may purchase larger positions in a smaller number of issuers. Therefore, the increase or decrease in the value of a single issuer will have a greater impact on the Fund’s net asset value. In addition, the Fund’s net asset value can be expected to fluctuate more than a comparable diversified fund. This fluctuation can also affect the Fund’s performance. The MML Small Company Opportunities Fund is considered a non-diversified Fund.

•

Foreign Investment Risk.  Funds investing in foreign securities may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. In addition, foreign companies are usually not subject to the same degree of regulation as U.S. companies. There may be less information publicly available about a foreign company than about a comparable domestic company, and many foreign companies are not subject to accounting, auditing, or financial reporting standards and practices comparable to those in the United States. Also, nationalization, expropriation or confiscatory taxation, foreign withholding or other taxes, restrictions or prohibitions on repatriation of foreign currencies, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s non-U.S. investments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Economic downturns in certain regions, such as Southeast Asia, can also adversely affect other countries whose economies appear to be unrelated. In addition, foreign brokerage commissions and other fees also are generally higher than in the United States.

Some Funds may also invest in foreign securities known as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs, GDRs and EDRs, which may be sponsored or unsponsored, represent securities or a pool of securities of an underlying foreign or, in the case of GDRs and EDRs, U.S. or non-U.S. issuer. They are subject to many of the same risks as foreign securities. ADRs, GDRs and EDRs are more completely described in the Statement of Additional Information.

•	Emerging Markets Risk. Some Funds may invest in issuers located in emerging markets,

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subject to the applicable restrictions on foreign investments, when the Sub-Adviser deems those investments to be consistent with the Fund’s investment objectives and policies. Emerging markets are generally considered to be the countries having “emerging market economies” based on factors such as the country’s foreign currency debt rating, its political and economic stability, the development of its financial and capital markets and the level of its economy. Investing in securities from emerging markets involves special risks, including less liquidity and more price volatility than securities of comparable domestic issuers or in established foreign markets. Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of a Fund’s investment in that market. Emerging market debt securities are often rated below investment grade (often referred to as “junk bonds”), reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. Emerging markets also may be concentrated towards particular industries. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by a Fund. There may also be different clearing and settlement procedures, or an inability to handle large volumes of transactions, making it harder for a Fund to buy and sell securities. These factors could result in settlement delays and temporary periods when a portion of a Fund’s assets is not invested and could cause a loss in value due to illiquidity.

•

Currency Risk.  A Fund is subject to currency risk to the extent that it invests in securities of foreign companies that are traded in, and receive revenues in, foreign currencies. Currency risk is caused by uncertainty in foreign currency exchange rates. Fluctuations in the value of the U.S. dollar relative to foreign currencies may enhance or diminish returns a U.S. investor would receive on foreign investments. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect the value of portfolio holdings denominated in or exposed to other currencies. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

•

Smaller and Mid-Cap Company Risk.  Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s Sub-Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may have many of the same risks.

•

Growth Company Risk.  Market risk is also particularly pronounced for “growth” companies. The prices of growth company securities may fall to a greater extent than the overall equity markets (represented by the S&P 500 Index) due to changing economic, political or market factors. Growth company securities tend to be

–  23  –

more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. The Funds have the risk that the market may deem their stock prices overvalued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

•

Value Company Risk.  The value investment approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•

Leveraging Risk.  When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. A Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives, by entering into reverse repurchase agreements and by borrowing money to repurchase shares or to meet redemption requests. A Fund’s use of derivatives may also create investment leverage in its portfolio. Leveraging may increase the assets on which the investment adviser’s or sub-adviser’s fee is based.

•

Convertible Securities Risk.  Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•

Lower-Rated Fixed Income Securities Risk.   Lower-rated fixed income securities, which are also known as “junk bonds,” and comparable unrated securities in which a Fund invests, have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated fixed income securities to meet its ongoing obligations.

A Fund that invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

•

Preferred Stock Risk.  Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred

–  24  –

stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•

Portfolio Turnover Risk.  Changes are made in a Fund’s portfolio whenever the Sub-Adviser believes such changes are desirable. Short-term transactions may result from liquidity needs, securities having reached a price objective, purchasing securities in anticipation of relatively short-term price gains, changes in the outlook for a particular company or by reason of economic or other developments not foreseen at the time of the investment decision. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Consequently, a Fund’s portfolio turnover may be high. Increased portfolio turnover rates will result in higher costs from brokerage commissions, dealer-mark-ups and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth under the “Expense Information” tables but do have the effect of reducing a Fund’s investment return. Because short-term capital gains are distributed as ordinary income, this generally increases tax liability unless shares are held through a tax-deferred or exempt account. Higher costs associated with increased portfolio turnover may offset gains in a Fund’s performance.

–  25  –

Principal Risks by Fund

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times, and the Funds may have non-Principal risks that are not identified in this chart.

Fund	MML Money Market Fund	MML Inflation-Protected and Income Fund	MML Managed Bond Fund	MML Blend Fund	MML Equity Fund	MML Enhanced Index Core Equity Fund	MML Small Cap Equity Fund	MML Small Company Opportunities Fund

Market Risk	X	X	X	X	X	X	X	X

Credit Risk	X	X	X	X	X	X	X	X

Management Risk	X	X	X	X	X	X	X	X

Prepayment Risk		X	X	X

Liquidity Risk		X	X	X	X		X	X

Derivative Risk	X	X	X	X	X	X	X	X

Non-Diversification Risk								X

Foreign Investment Risk		X	X	X	X	X	X	X

Emerging Markets Risk			X	X	X			X

Currency Risk		X	X	X	X	X	X	X

Smaller and Mid-Cap Company Risk					X		X	X

Growth Company Risk						X	X	X

Value Company Risk					X		X

Leveraging Risk	X	X	X	X	X	X	X	X

Convertible Securities Risk			X	X	X

Lower-Rated Fixed Income Securities Risk			X	X

Preferred Stock Risk					X

Portfolio Turnover Risk				X	X	X	X

–  26  –

About the Investment Adviser and Sub-Advisers

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad portfolio of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2007, MassMutual, together with its subsidiaries, had assets under management in excess of $505 billion. MassMutual uses its subsidiaries, Babson Capital Management LLC (“Babson Capital”) and OppenheimerFunds, Inc. (“OFI”), to help manage certain Funds.

In 2007, each Fund paid MassMutual an investment management fee based on a percentage of its average daily net assets as follows: MML Money Market Fund, .49%; MML Inflation-Protected and Income Fund, .57%; MML Managed Bond Fund, .44%; MML Blend Fund, .40%; MML Equity Fund, .38%; MML Enhanced Index Core Equity Fund, .55%; MML Small Cap Equity Fund .65%; and MML Small Company Opportunities Fund, 1.05%.

A discussion regarding the basis for the Board of Trustees approving any investment advisory contracts of the Funds is available in the Funds’ semi-annual report to shareholders dated June 30, 2008.

The MassMutual Retirement Services Investment Services Group is responsible for determining the allocation of portfolio assets and/or cash flows among Sub-Advisers for those Funds with multiple sub-advisers.

MassMutual contracts with the following Sub-Advisers to help manage the Funds:

Babson Capital Management LLC (“Babson Capital”), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at 470 Atlantic Avenue, Boston, Massachusetts 02110, manages the investments of the MML Money Market Fund, the MML Inflation-Protected and Income Fund, the MML Managed Bond Fund, the MML Blend Fund and the MML Enhanced Index Core Equity Fund. Babson Capital has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of December 31, 2007 of more than $95 billion.

William M. Awad, III

shares principal responsibility with Ms. Kibbe, Mr. Nagle, Mr. Libera and Mr. Sanford for the day-to-day management of the MML Managed Bond Fund and the Bond Segment of the MML Blend Fund. Mr. Awad is a Chartered Financial Analyst with over 19 years of industry experience. Prior to joining Babson Capital in 2001, Mr. Awad worked as an auditor at State Street Bank & Trust and later served as assistant portfolio manager at Neworld Bank, as senior mortgage strategist at Scudder, Stevens & Clark and as portfolio manager at Fleet Investment Advisors.

Chris C. Cao

shares principal responsibility for the day-to-day management of the portfolio of the Equity Segment of the MML Blend Fund and the MML Enhanced Index Core Equity Fund with Mr. Farrell. Mr. Cao, a Chartered Financial Analyst, has over nine years of investment experience. Mr. Cao joined Babson Capital in 2001. Prior to that time, Mr. Cao had worked for Aeltus Investment Management and more recently at INVESCO.

Ronald E. Desautels

shares principal responsibility for the day-to-day management of the MML Inflation-Protected and Income Fund with Mr. Nagle and Mr. Trevallion. He has managed the Fund since its inception. Mr. Desautels, a Managing Director of Babson Capital, is a Chartered Financial Analyst with over 30 years of investment experience and has been associated with MassMutual since 1985.

Michael F. Farrell

shares principal responsibility for the day-to-day management of the portfolio of the Equity Segment of the MML Blend Fund and the MML Enhanced Index Core Equity Fund with Mr. Cao. He is also responsible for asset allocation for the MML Blend Fund. Mr. Farrell, a Managing Director of Babson Capital, has 20

–  27  –

years of investment experience. Mr. Farrell joined Babson Capital in April, 2000. Prior to that time, Mr. Farrell had worked for Aeltus Investment Management since 1992.

Mary Wilson Kibbe

is principally responsible for the day-to-day management of the MML Money Market Fund, and the Money Market Segment of the MML Blend Fund and shares principal responsibility with Mr. Awad, Mr. Nagle, Mr. Libera and Mr. Sanford for the MML Managed Bond Fund and the Bond Segment of the MML Blend Fund. She has managed these accounts since their inception. Ms. Kibbe, a Managing Director of Babson Capital, has over 32 years of industry experience and has been associated with MassMutual since 1982. She is responsible for overseeing all public fixed income trading for Babson Capital.

Stephen F. Libera

shares principal responsibility with Ms. Kibbe, Mr. Nagle, Mr. Awad and Mr. Sanford for the day-to-day management of the MML Managed Bond Fund and the Bond Segment of the MML Blend Fund. Mr. Libera, a Managing Director of Babson Capital, is a Chartered Financial Analyst with more than 33 years of investment experience. Prior to joining Babson Capital in 2000, Mr. Libera worked at Oppenheimer Funds and prior to that worked as a Senior Portfolio Manager at Connecticut Mutual Life Company.

David L. Nagle

shares principal responsibility for the day to day management of the MML Inflation-Protected and Income Fund with Mr. Desautels and Mr. Trevallion, and shares principal responsibility with Ms. Kibbe, Mr. Libera and Mr. Awad for the MML Managed Bond Fund and the Bond Segment of the MML Blend Fund. Mr. Nagle, a Chartered Financial Analyst, has more than 22 years of investment experience with Babson Capital.

Charles Sanford

shares principal responsibility with Mr. Awad, Ms. Kibbe, Mr. Nagle, and Mr. Libera for the day-to-day management of the MML Managed Bond Fund and the Bond Segment of the MML Blend Fund. Prior to joining Babson Capital in 2004, Mr. Sanford was Vice President of Sales and Marketing of Millivision, Inc., a technology company specializing in imaging systems, from 2002-2003. Prior to that, Mr. Sanford was President and Founder of University Angels, Inc., in which capacity he raised capital and managed a private equity portfolio.

Douglas Trevallion

shares principal responsibility for the day to day management of the MML Inflation-Protected and Income Fund with Mr. Desautels and Mr. Nagle. Mr. Trevallion, a Chartered Financial Analyst, has over 18 years of industry experience. Prior to joining Babson Capital in 2000, Mr. Trevallion was employed at Massachusetts Mutual Life Insurance Company.

OppenheimerFunds, Inc. (“OFI”), located at 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, manages the investments of the MML Small Cap Equity Fund, the MML Small Company Opportunities Fund and a portion of the portfolio of the MML Equity Fund. OFI is a majority owned, indirect subsidiary of MassMutual. Together with its controlled affiliates, as of December 31, 2007, OFI managed assets of approximately $260 billion.

Renie Heebner

is the portfolio manager of the MML Small Company Opportunities Fund. Ms. Heebner is a Portfolio Manager responsible for managing the Fundamental Micro Cap Value strategy at OFI. Prior to joining OFI in 2006, Ms. Heebner was employed at an affiliate, Babson Capital, since 1987 where she was a Managing Director/Portfolio Manager and held the positions of Co-Portfolio Manager since 2000 and Associate Portfolio Manager since 1990 for the Micro Cap Value Strategy. Prior to joining Babson Capital, Ms. Heebner served in the investment department of New England Mutual Life Insurance Company. She is a member of the CFA Institute and the Boston Security Analysts Society.

–  28  –

Christopher Leavy

is the portfolio manager of a portion of the MML Equity Fund. Mr. Leavy has been Director of Equities since January 2007. Mr. Leavy has been a Senior Vice President of OFI since September 2000. Prior to joining OFI in 2000, Mr. Leavy was a Vice President and portfolio manager with Miller Anderson Sherrard and served as portfolio manager and equity analyst at Crestar Asset Management.

Marc R. Reinganum

is a co-portfolio manager of the MML Small Cap Equity Fund. Dr. Reinganum is a Vice President of OFI, which he joined in September 2002. Previously, he was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University from 1995 to 2002. At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and a member of the Board of Trustees Investment Committee.

Mark Zavanelli

is a co-portfolio manager of the MML Small Cap Equity Fund. Mr. Zavanelli, a Chartered Financial Analyst, has been a Vice President of OFI since November 2000. Prior to joining OFI in May 1998, he served as President of Waterside Capital Management, a registered investment adviser, from August 1995 through April 1998.

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages a portion of the portfolio of the MML Equity Fund. AllianceBernstein is a limited partnership, the majority ownership interests in which are held by its affiliates: AllianceBernstein Holding L.P., a publicly traded partnership; and AXA Financial, Inc. (“AXA Financial”) together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. As of December 31, 2007, AllianceBernstein managed approximately $800 billion in assets.

Marilyn G. Fedak

is a portfolio manager of a portion of the MML Equity Fund, which is managed on a team basis. Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the U.S. Large Cap Value Equity Investment Policy Group. From 1993-2000, Ms. Fedak was Chief Investment Officer for U.S. Value Equities. In 2003, she named John Mahedy, a Senior Vice President, her Co-CIO. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak is also a Director of SCB Inc. Ms. Fedak had served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000. Early in her career at Bernstein, she played a key role in developing its U.S. Diversified Value service. Prior to joining Bernstein, Ms. Fedak was a portfolio manager and research analyst at Morgan Guaranty Trust Company from 1972 to 1983.

John P. Mahedy

is a portfolio manager of a portion of the MML Equity Fund, which is managed on a team basis. Mr. Mahedy was named Co-CIO for U.S. Value Equities in 2003. He continues to serve as director of research for U.S. Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001 and the oil-services industry from 1988 to 1991. He also covered oil services briefly at Morgan Stanley for three years in the early 1990s.

The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit MassMutual to change sub-advisers or hire new sub-advisers for one or more Funds from time to time without obtaining shareholder approval. Normally, shareholders are required to approve investment sub-advisory agreements. Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it would allow

–  29  –

MassMutual to remove and replace a sub-adviser in a quick, efficient and cost effective fashion when, for example, its performance is inadequate or the sub-adviser no longer is able to meet a Fund’s investment objective and strategies. The shareholders of each Fund have previously approved this arrangement. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new sub-adviser, an information statement describing the new sub-adviser.

–  30  –

About the Shares – Multiple Class Information

Each Fund offers two classes of shares: Initial Class and Service Class shares. Each Class of shares is available in connection with variable annuity contracts issued by registered separate accounts owned by MassMutual or its life insurance affiliates, certain variable life insurance policies issued by registered separate accounts owned by MassMutual or its life insurance affiliates, and in connection with certain privately offered separate investment accounts owned by MassMutual or its life insurance affiliates.

The different Classes have different fees and expenses resulting from their separate arrangements for administrative, shareholder and distribution services but that are not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.

Except as described below, all Classes of shares of the Funds have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class that has adopted a Rule 12b-1 plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different share prices.

Distribution and Service (Rule 12b-1) Fees.

Service Class shares are sold at net asset value per share without an initial sales charge. Therefore, 100% of the investor’s money is invested in the Fund or Funds of the investor’s choice. The Funds have adopted a Rule 12b-1 Plan for Service Class shares of the Funds. Under the Plan, each Fund is permitted to pay distribution and service fees at the annual rate not to exceed 0.35%, in the aggregate, of that Fund’s average daily net assets attributable to Service Class shares. However, each Fund will initially pay distribution and service fees at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Service Class shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Service Class shares and for related expenses. Service fees may be paid to brokers or other financial intermediaries for providing personal services to Service Class shareholders and/or maintaining Service Class shareholder accounts and for related expenses.

Initially, all payments under the Plan will be made by the Funds to MML Distributors, LLC (the “Distributor”), which will, in turn, pay out all of the amounts it receives. The Distributor will pay substantially all of the amounts it receives to MassMutual, which will be used to pay continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion will be paid to MassMutual as compensation for its promotional services in respect of the Funds, and to reimburse MassMutual for expenses incurred by it in connection with promoting the Funds. It is expected that all payments under the Plan will be made to MassMutual, which will disburse or retain amounts from those payments solely at the instruction of the Distributor.

Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the costs of your investment in the Service Class shares and may cost you more than other types of sales charges.

–  31  –

Investing In The Funds

Buying and Redeeming Shares

The Trust provides an investment vehicle for the separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. Shares of the Funds are not offered to the general public.

The shares of each Fund are sold at their net asset value (“NAV”) as next computed after receipt of the purchase order, without the deduction of any selling commission or “sales load.” The Funds generally determine their NAV at the market close (usually 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open. Your purchase order will be priced at the next net asset value calculated after your order is received in good form and accepted by the Funds or MassMutual. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one business day) and can suspend purchases if it is in their best interest.

Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

The Funds redeem their shares at their next NAV computed after your redemption request is received and accepted by the Funds or MassMutual. You will usually receive payment for your shares within seven days after your written redemption request is received in good form. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

The redemption price may be paid in cash or wholly or partly in kind if the Funds determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, a Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption.

Limits on Frequent Trading and Market-Timing Activity

The Funds are not designed to serve as vehicles for frequent trading or market timing trading activity. The Funds consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of a Fund’s shareholders, including long-term shareholders who do not engage in these activities. Any Funds investing in foreign securities, small capitalization securities and below investment grade securities (also known as “junk bonds”), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.

The Funds’ shareholders are separate investment accounts of variable life insurance and variable annuity contracts sponsored by MassMutual and certain of its affiliates. In the case of each Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to each Fund on a net basis. Accordingly, it is difficult or impossible for the Funds to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Funds do not impose specific restrictions on trading of Fund shares in order to deter such activities.

Instead, as a result of these limitations, the Funds rely on the capabilities, policies and procedures of MassMutual to discourage frequent trading and market timing trading activity, and not to accommodate frequent purchases and sales of shares within a Fund or transfers of shares between Funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing trading activities. MassMutual monitors trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of Funds among the subaccounts of the separate accounts,

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there can be no assurance that MassMutual will be able to identify all those who trade frequently or employ a market-timing strategy, and curtail their trading in every instance.

If MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to a Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Funds.

MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable annuity and/or variable life insurance contracts, please see the prospectus of the separate account of the specific insurance product that accompanies this prospectus.

Determining Net Asset Value

The Funds generally value portfolio securities based on market value. For example, equity securities and long-term bonds are valued on the basis of valuations provided by one or more pricing services approved by the Funds’ Board of Trustees. Short-term securities with more than 60 days to maturity from the date of purchase are valued at fair market value. Money market securities with a maturity of 60 days or less are generally valued at their amortized cost.

Valuation methods approved by the Funds’ Board of Trustees which are intended to reflect fair value may be used by the Trust’s Valuation Committee when pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

The Funds’ valuation methods are more fully described in the Statement of Additional Information.

–  33  –

Taxation and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. Assuming the Funds so qualify, none of the Funds will be subject to federal income tax on any net income or any capital gains that are distributed or deemed to have been distributed to shareholders.

•	MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. Distributions, if any, are declared and paid annually by each Fund. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s net asset value on the first business day after the record date for the distribution, at the option of the shareholder.

•	MML Inflation-Protected and Income Fund, MML Managed Bond Fund and MML Blend Fund. Dividends from net investment income are declared and paid quarterly by each Fund. Capital gains declarations and distributions of net capital gains, if any, are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at the option of the shareholder. Shares are valued at net asset value on the first business day after the record date for the distribution.

•	MML Money Market Fund. The net income of MML Money Market Fund, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day the Exchange is open. All the net income is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of MML Money Market Fund at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of MML Money Market Fund consists of all interest income accrued on its portfolio, plus realized gains and minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

If MML Money Market Fund incurs or anticipates any unusual expense, loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Fund would consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances. For example, if MML Money Market Fund’s net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Fund might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses, losses or depreciation might result in an investor receiving no dividends for the period during which the shares were held and in receiving upon redemption a price per share lower than the purchase price.

Generally, owners of variable life insurance and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life insurance contracts, the separate accounts underlying such contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income from the contracts would be taxable currently to the holders of such contracts.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds. Please refer to the prospectuses of the separate accounts with interests in the Funds for a discussion of the tax consequences of variable annuity and variable life insurance contracts.

–  34  –

Investment Performance

From time to time, each of the Funds may advertise investment performance figures. These figures are based on historical earnings and should not be used to predict the future performance of a Fund.

Yields and total returns shown for the Funds are net of the Funds’ operating expenses, but do not take into account charges and expenses attributable to the variable annuity or variable life insurance contracts through which you invest. These expenses reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Funds and when comparing the yields and returns of the Funds with those of other mutual funds.

MML Money Market Fund may advertise its yield and its effective yield. The yield of MML Money Market Fund refers to the income generated by the Fund over a seven-day period (the specific period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by an investment in the Fund is assumed to be reinvested.

MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Fund, MML Enhanced Index Core Equity Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund may also quote yield. The yield for each of these Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining the average annual compounded rate of return that an investment in the Fund earned over a specified period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions. Total return and holding period return differ from yield. The return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. The difference between total return and holding period return is that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. Any such charges and expenses would reduce the total return figures for the periods shown. This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available on request.

MML MONEY MARKET FUND

	Initial Class
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)	0.05	***	0.04	***	0.03	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.00	†	0.00	†	0.00 †	(0.00)†	0.00 †

Total income from investment operations	0.05		0.04		0.03	0.01	0.01

Less distributions to shareholders:
From net investment income	(0.05)		(0.04)		(0.03)	(0.01)	(0.01)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(a)	4.72%		4.54%		2.66%	0.79%	0.62%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$109,007		$103,327		$109,364	$115,617	$141,622
Net expenses to average daily net assets	0.56%		0.56%		0.54%	0.53%	0.52%
Net investment income (loss) to average daily net assets	4.61%		4.44%		2.61%	0.77%	0.63%

MML MANAGED BOND FUND

	Initial Class
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$12.07		$12.15		$12.46	$12.51	$12.49

Income (loss) from investment operations:
Net investment income (loss)	0.60	***	0.58	***	0.56	0.56	0.57
Net realized and unrealized gain (loss) on investments	0.25		(0.10)		(0.27)	(0.01)	0.11

Total income from investment operations	0.85		0.48		0.29	0.55	0.68

Less distributions to shareholders:
From net investment income	(0.64)		(0.56)		(0.60)	(0.60)	(0.66)

Net asset value, end of year	$12.28		$12.07		$12.15	$12.46	$12.51

Total Return(a)	7.10%		4.11%		2.34%	4.47%	5.59%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$505,142		$442,034		$403,376	$385,301	$378,991
Net expenses to average daily net assets	0.46%		0.46%		0.46%	0.46%	0.46%
Net investment income (loss) to average daily net assets	4.95%		4.80%		4.46%	4.38%	4.56%
Portfolio turnover rate	87%		77%		76%	102%	77%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
(a)	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  36  –

MML BLEND FUND

	Initial Class
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$17.19	$15.80	$15.51	$14.66	$12.67

Income (loss) from investment operations:
Net investment income (loss)	0.50 ***	0.46 ***	0.40 ***	0.38	0.34
Net realized and unrealized gain (loss) on investments	0.50	1.38	0.32	0.87	2.01

Total income from investment operations	1.00	1.84	0.72	1.25	2.35

Less distributions to shareholders:
From net investment income	(0.54)	(0.45)	(0.43)	(0.40)	(0.36)

Net asset value, end of year	$17.65	$17.19	$15.80	$15.51	$14.66

Total Return(a)	5.90%	11.78%	4.66%	8.68%	18.71%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$865,879	$957,279	$921,518	$1,030,041	$1,085,142
Net expenses to average daily net assets	0.44%	0.43%	0.43%	0.42%	0.42%
Net investment income (loss) to average daily net assets	2.84%	2.81%	2.56%	2.51%	2.44%
Portfolio turnover rate	197%	164%	150%	113%	101%

MML EQUITY FUND

	Initial Class
	Year ended 12/31/07	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$26.02	$23.95	$23.66	$20.82	$16.60

Income (loss) from investment operations:
Net investment income (loss)	0.47 ***	0.42 ***	0.43 ***	0.46	0.33
Net realized and unrealized gain (loss) on investments	0.66	3.89	0.32	2.84	4.22

Total income from investment operations	1.13	4.31	0.75	3.30	4.55

Less distributions to shareholders:
From net investment income	(0.51)	(0.37)	(0.46)	(0.46)	(0.33)
From net realized gains	(3.28)	(1.87)	-	-	-
Tax return of capital	(0.00)†	-	-	-	-

Total distributions	(3.79)	(2.24)	(0.46)	(0.46)	(0.33)

Net asset value, end of year	$23.36	$26.02	$23.95	$23.66	$20.82

Total Return(a)	4.01%	18.00%	3.12%	15.85%	27.49%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$1,208,002	$1,321,324	$1,281,814	$1,407,915	$1,338,438
Net expenses to average daily net assets	0.42%	0.42%	0.41%	0.41%	0.41%
Net investment income (loss) to average daily net assets	1.72%	1.64%	1.83%	2.01%	1.77%
Portfolio turnover rate	110%	136%	46%	36%	61%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
(a)	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

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MML INFLATION-PROTECTED AND INCOME FUND

	Initial Class
	Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$10.27		$10.57	$10.91	$10.72	$10.23

Income (loss) from investment operations:
Net investment income (loss)	0.47	***	0.38 ***	0.79 ***	0.36	0.23
Net realized and unrealized gain (loss) on investments	0.27		(0.28)	(0.62)	0.29	0.50

Total income from investment operations	0.74		0.10	0.17	0.65	0.73

Less distributions to shareholders:
From net investment income	(0.45)		(0.40)	(0.51)	(0.40)	(0.23)
From net realized gains	-		-	(0.00)†	(0.06)	(0.01)
Tax return of capital	(0.00	)†	-	(0.00)†	-	-

Total distributions	(0.45)		(0.40)	(0.51)	(0.46)	(0.24)

Net asset value, end of year	$10.56		$10.27	$10.57	$10.91	$10.72

Total Return(a)	7.51%		0.97%	1.61%	6.25%	7.01%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$335,969		$232,320	$171,307	$88,838	$35,436
Ratio of expenses to average daily net assets:
Before expense waiver	0.61%		0.61%	0.63%	0.66%	0.78%
After expense waiver	N/A		N/A	N/A	N/A	0.71% #
Net investment income (loss) to average daily net assets	4.51%		3.67%	7.29%	3.69%	2.53%
Portfolio turnover rate	10%		10%	2%	15%	25%

MML ENHANCED INDEX CORE EQUITY FUND
	Initial Class
	Year ended 12/31/07		Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$10.84		$9.75	$9.83	$8.99	$7.13

Income (loss) from investment operations:
Net investment income (loss)	0.14	***	0.14 ***	0.13	0.13	0.08
Net realized and unrealized gain (loss) on investments	0.35		1.44	0.41	0.84	1.86

Total income (loss) from investment operations	0.49		1.58	0.54	0.97	1.94

Less distributions to shareholders:
From net investment income	(0.13)		(0.12)	(0.12)	(0.13)	(0.08)
From net realized gains	(1.08)		(0.37)	(0.50)	-	-
Tax return of capital	(0.00	)†	-	-	-	-

Total distributions	(1.21)		(0.49)	(0.62)	(0.13)	(0.08)

Net asset value, end of year	$10.12		$10.84	$9.75	$9.83	$8.99

Total Return(a)	4.43%		16.18%	5.53%	10.81%	27.19%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$43,997		$46,506	$18,788	$18,156	$16,083
Ratio of expenses to average daily net assets:
Before expense waiver	0.70%		0.70%	0.81%	0.81%	0.80%
After expense waiver	0.66%	#	0.66% #	0.66% #	0.66% #	0.66% #
Net investment income (loss) to average daily net assets	1.23%		1.36%	1.28%	1.43%	1.14%
Portfolio turnover rate	155%		123%	144%	120%	78%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

–  38  –

MML SMALL CAP EQUITY FUND

	Initial Class
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$10.09		$12.05		$12.71		$11.14	$8.50

Income (loss) from investment operations:
Net investment income (loss)	0.08	***	0.05	***	0.03	***	0.02	0.02
Net realized and unrealized gain (loss) on investments	(0.17)		1.24		(0.05)		1.80	2.64

Total income (loss) from investment operations	(0.09)		1.29		(0.02)		1.82	2.66

Less distributions to shareholders:
From net investment income	(0.07)		(0.05)		(0.03)		(0.02)	(0.02)
From net realized gains	(0.91)		(3.20)		(0.61)		(0.23)	-

Total distributions	(0.98)		(3.25)		(0.64)		(0.25)	(0.02)

Net asset value, end of year	$9.02		$10.09		$12.05		$12.71	$11.14

Total Return(a)	(1.20)%		10.50%		(0.21)%		16.36%	31.29%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$78,567		$88,322		93,058		$100,915	$85,904
Ratio of expenses to average daily net assets:
Before expense waiver	0.92%		0.91%		0.71%		0.71%	0.73%
After expense waiver	0.76%	#	0.76%	#	N/A		N/A	0.73%	(b)
Net investment income (loss) to average daily net assets	0.77%		0.38%		0.25%		0.17%	0.20%
Portfolio turnover rate	118%		162%		27%		39%	43%

MML SMALL COMPANY OPPORTUNITIES FUND

	Initial Class
	Year ended 12/31/07		Year ended 12/31/06		Year ended 12/31/05		Year ended 12/31/04	Year ended 12/31/03
Net asset value, beginning of year	$15.69		$15.08		$15.19		$13.79	$10.13

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	***	(0.05)	***	(0.06)		(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.99)		2.35		1.71		2.62	4.32

Total income (loss) from investment operations	(1.02)		2.30		1.65		2.55	4.28

Less distributions to shareholders:
From net realized gains	(3.43)		(1.69)		(1.76)		(1.15)	(0.62)

Net asset value, end of year	$11.24		$15.69		$15.08		$15.19	$13.79

Total Return(a)	(7.07)%		15.42%		10.94%		18.83%	42.25%
Ratios / Supplemental Data:
Net assets, end of year (000’s)	$83,385		$90,218		$73,752		$63,331	$43,172
Ratio of expenses to average daily net assets:
Before expense waiver	1.13%		1.12%		1.14%		1.15%	1.18%
After expense waiver	N/A		N/A		N/A		NA	1.16%	#
Net investment income (loss) to average daily net assets	(0.18)%		(0.31)%		(0.44)%		(0.55)%	(0.38)%
Portfolio turnover rate	155%		55%		56%		59%	57%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
(a)	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
(b)	The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions were used to reduce operating expenses of the Fund.

–  39  –

ADDITIONAL INVESTMENT POLICIES

AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment-related transactions and practices. These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of the Trust without the consent of shareholders. Some of the more significant practices and some associated risks are discussed below. Unless otherwise specified, all Funds may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may engage in repurchase agreements and reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund’s holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. As to repurchase agreements, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. As to reverse repurchase agreements, if the buyer files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Additional information about repurchase agreements and reverse repurchase agreements and related risks can be found in the Statement of Additional Information.

Securities Lending

Each Fund, with the exception of the MML Money Market Fund, may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current value, with the exception of the MML Managed Bond Fund. The MML Managed Bond Fund may not make loans of portfolio securities of more than 10% of its total assets taken at current market value. This 33% limitation is pursuant to applicable SEC guidelines; this limitation may be increased up to 100% pursuant to the Funds’ fundamental investment restrictions should the SEC revise its guidelines. More information regarding the Funds’ fundamental investment restrictions can be found in the Funds’ Statement of Additional Information. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual and the Funds’ custodian to be in good standing. In addition, the Fund must recover any loaned securities in order to vote on matters affecting such securities.

Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral received by a Fund when it lends portfolio securities must, on each business day, be at least equal to the value of the loaned securities. Cash collateral received by a Fund will be reinvested by the Fund’s securities lending agent in high quality, short term instruments, including bank obligations, U.S. Government securities, repurchase agreements, money market funds and U.S. dollar denominated corporate instruments with an effective maturity of one-year or less, including variable rate and floating rate securities, insurance company funding agreements and asset-backed securities. All investments of cash collateral by a Fund are for the account and risk of that Fund.

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Hedging Instruments and Derivatives

Each Fund may buy or sell forward contracts and other similar instruments and may engage in foreign currency transactions (collectively referred to as “hedging instruments” or “derivatives”), as more fully discussed in the Statement of Additional Information.

The Funds may normally use derivatives:

•

to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the markets (for example, in the debt securities markets generally due to increasing interest rates);

•	to protect a Fund’s unrealized gains or limit its unrealized losses;

•	to manage a Fund’s exposure to changing securities prices; and

•	to generate additional investment returns.

The Funds may also use derivatives to establish a position in the debt or equity securities markets as a temporary substitute for purchasing or selling particular securities and to manage the effective maturity or duration of fixed income securities in a Fund’s portfolio.

(1)	Forward Contracts – Each Fund may purchase or sell securities on a “when issued” or delayed delivery basis or may purchase or sell securities on a forward commitment basis (“forward contracts”). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations and no interest accrues to the purchaser during this period. While a Fund also may enter into forward contracts with the initial intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if MassMutual or the Fund’s Sub-Adviser deems it appropriate to do so.

(2)	Currency Transactions – The Funds may, but will not necessarily, engage in foreign currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in or exposed to particular currencies against fluctuations in relative value.

For more information about forward contracts and currency transactions and the extent to which tax considerations may limit a Fund’s use of such instruments, see the Statement of Additional Information.

There can be no assurance that the use of hedging instruments and derivatives by a Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include the following:

•	the risk that interest rates and securities prices will not move in the direction anticipated;

•	the imperfect correlation between the prices of a forward contract and the price of the securities being hedged; and

•	the Fund’s Sub-Adviser may not have the skills needed to manage these strategies.

As to forward contracts, the risk exists that the counterparty to the transaction will be incapable of meeting or unwilling to meet its commitment, in which case the desired hedging protection may not be obtained and the Fund may be exposed to risk of loss. As to currency transactions, risks exist that purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments which could result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations. It also could cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

In addition, a Fund may buy “structured” notes, which are specially-designed debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be “structured” by the purchaser (the Fund) and the borrower issuing the note. The values of these notes will fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks. Therefore the Fund could receive more or less than it originally invested when a note matures, or it

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might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Fund to value them or to sell its investment quickly at an acceptable price.

Options and Futures Contracts

The Funds may engage in options transactions, such as writing covered put and call options on securities and purchasing put and call options on securities. These strategies are designed to increase a Fund’s portfolio return, or to protect the value of the portfolio, by offsetting a decline in portfolio value through the options purchased. Writing options, however, can only constitute a partial hedge, up to the amount of the premium, and due to transaction costs.

The Funds may also write covered call and put options and purchase call and put options on stock indexes in order to increase portfolio income or to protect the Fund against declines in the value of portfolio securities. In addition, the Funds may also purchase and write options on foreign currencies to protect against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.

A Fund may also enter into futures contracts, including stock index futures contracts, foreign currency futures contracts and fixed income futures contracts. These transactions are hedging strategies. They are designed to protect a Fund’s current or intended investments from the effects of changes in exchange rates or market declines. They may also be used for other purposes, such as an efficient means of adjusting a Fund’s exposure to certain markets; in an effort to enhance income; and as a cash management tool. A Fund will incur brokerage fees when it purchases and sells futures contracts. Futures contracts entail risk of loss in portfolio value if the Sub-Adviser is incorrect in anticipating the direction of exchange rates or the securities markets.

A Fund may also purchase and write options on these futures contracts. This strategy also is intended to protect against declines in the values of portfolio securities or against increases in the costs of securities to be acquired. Like other options, options on futures contracts constitute only a partial hedge up to the amount of the premium, and due to transaction costs.

While these strategies will generally be used by a Fund for hedging purposes, there are risks. For example, the Sub-Adviser may incorrectly forecast the direction of exchange rates or of the underlying securities index or markets. When these transactions are unsuccessful, the Fund may experience losses. When a Fund enters into these transactions to increase portfolio value (i.e., other than for hedging purposes), there is a liquidity risk that no market will arise for resale and the Fund could also experience losses. Options and Futures Contracts strategies and risks are described more fully in the Statement of Additional Information.

Foreign Securities

Investments in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the United States or foreign stock markets that do not move in a manner parallel to U.S. markets, thereby diversifying risks of fluctuations in portfolio value.

Investments in foreign securities, however, entail certain risks, such as: the imposition of dividend or interest withholding or confiscatory taxes; currency blockages or transfer restrictions; expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Certain markets may require payment for securities before delivery. A Fund’s ability and decision to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Trading

A Fund’s Sub-Adviser may use trading as a means of managing the portfolios of the Fund in seeking to

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achieve their investment objectives. Transactions will occur when the Sub-Adviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Sub- Adviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation could fall and its capital losses could increase. In addition, high portfolio turnover in any Fund can result in additional brokerage commissions to be paid by the Fund and can reduce a Fund’s return. It may also result in higher short-term capital gains that are taxable to shareholders.

Cash Positions/Temporary Defensive Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. In certain market conditions, a Fund’s Sub-Adviser may for temporary defensive purposes, invest in investment grade debt securities, government obligations, or money market instruments or cash equivalents. These temporary defensive positions may cause a Fund not to achieve its investment objective. These investments may also give the Fund liquidity and allow it to achieve an investment return during such periods, although the Fund still has the possibility of losing money.

Under normal circumstances, a Fund will comply with its 80% investment requirement. However, a Fund may (but is not required to), from time to time, depart temporarily from its 80% investment requirement to avoid losses in response to adverse market, economic, political or other conditions, as well as other limited, appropriate circumstances, such as, but not limited to, unusually large cash flows or redemptions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

Zero-Coupon and “Stripped” Securities

A Fund may buy government and corporate zero-coupon bonds that pay no interest. They are issued at a substantial discount from their face value. A Fund also can buy “stripped” securities that are the separate income or principal components of a debt security. Some collateralized mortgage obligations or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. A Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. The values of interest-only and principal-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages and changes in interest rates. When prepayments tend to fall, the timing of the cash flows to these securities increases, making them more sensitive to changes in interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

Participation Interests in Loans and Loan Investment Pools

Participation interests in loans represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan or are members of the loan syndicate. A Fund can also buy interests in trusts and other pooled entities that invest primarily or exclusively in loan obligations, including entities sponsored and/or advised by the Fund’s Sub-Adviser or an affiliate. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated above or below investment grade or may be unrated.

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the servicing agent of the participation interest or the pooled entity that holds the loan obligations. These risks can cause a Fund to lose money on its investment.

Issuer Diversification

MML Small Company Opportunities Fund is classified as non-diversified, which means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”). A “diversified” investment company is

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generally required by the 1940 Act, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. Since a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more sensitive to the changes in market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer, and not hold more than 10% of the outstanding voting securities of that issuer. These limitations do not apply to U.S. government securities.

Investment in Other Investment Companies

A Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. For example, a Fund can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. A Fund might do so as a way of gaining exposure to the segments of the equity or fixed income markets represented by the Exchange-Traded Funds’ portfolios, at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. The Funds do not intend to invest in other investment companies unless MassMutual or a Fund’s Sub-Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, a Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

Mortgage-Backed Securities and CMOs

The Funds may invest in mortgage-backed securities and collateralized mortgage obligations (“CMOs”). These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Funds) by government agencies and private issuers, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed securities in which a Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“GNMA”)); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of the Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., private issuer securities). Those guarantees do not extend to the value or yield of the mortgage- backed securities themselves or to the NAV of a Fund’s shares. These issuers may also issue derivative mortgage backed securities such as CMOs.

The expected yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments may likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the risk of prepayment. A Fund’s reinvestment of scheduled principal payments and unscheduled prepayments it

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receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of these factors, mortgage-backed securities may be less effective than bonds of similar maturity at maintaining yields during periods of declining interest rates. A Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

Asset-Backed Securities

These securities, issued by trusts and special purpose entities, are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Value is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an asset-backed security held by a Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Dollar Roll Transactions

To take advantage of attractive financing opportunities in the mortgage market and to enhance current income, MML Inflation-Protected and Income Fund, MML Blend Fund, MML Enhanced Index Core Equity Fund and MML Small Cap Equity Fund may engage in dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a GNMA certificate or other mortgage backed securities to a financial institution, such as a bank or broker-dealer, concurrent with an agreement by the Fund to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Dollar roll transactions involve potential risks of loss which are different from those related to the securities underlying the transaction. The Statement of Additional Information gives a more detailed description of dollar roll transactions and related risks.

Lower Rated Debt Securities

While the Funds, except for the Money Market Fund, may invest in investment grade debt securities that are rated in the fourth highest rating category by at least one nationally recognized statistical rating organization (e.g., Baa3 by Moody’s Investors Service, Inc.) or, if unrated, are judged by the Fund’s Sub-Adviser to be of equivalent quality, such securities have speculative characteristics, are subject to greater credit risk, and may be subject to greater market risk than higher rated investment grade securities.

When-Issued Securities

The Funds may purchase securities on a “when-issued” or on a “forward delivery” basis, which

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means securities will be delivered to the Fund at a future date beyond the settlement date. A Fund will not have to pay for securities until they are delivered. While waiting for delivery of the securities, the Fund will segregate sufficient liquid assets to cover its commitments. Although the Funds do not intend to make such purchases for speculative purposes, there are risks related to liquidity and market fluctuations prior to the Fund taking delivery.

Changes to Investment Objectives

Except for policies identified as “fundamental” in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of a Fund without shareholder approval. Any such changes may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objectives or policies through a revised prospectus or other written communication.

For Funds with an 80% “name test” policy, the Fund will provide shareholders with 60 days prior notice of any change in the policy.

Net Assets

For purposes of clarifying the term as used in this Prospectus, “Net Assets” includes any borrowings for investment purposes.

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MML SERIES INVESTMENT FUND II

1295 State Street

Springfield, Massachusetts 01111-0001

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the Statement of Additional Information (SAI). You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MML Series Investment Fund II:  You may request information about the Funds (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com.

From the SEC:  You may review and copy information about the Funds (including the Annual/Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-942-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at Publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-21714.